IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF (the “fund”)

The fund’s Board of Trustees (the “Board”) has approved changes to the fund proposed by DBX Advisors LLC, the fund’s investment advisor, in order to implement a new investment strategy for the fund, including: (i) a new fund name and ticker symbol; (ii) a new investment objective; (iii) a new underlying index, the J.P. Morgan ESG EMBI Global Diversified Sovereign Index; (iv) the replacement of the fund’s policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in US dollar-denominated sovereign bonds issued by emerging market countries with the policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging markets sovereign bonds; and (v) a reduction in the fund’s unitary advisory fee. The changes to the fund are further described below and will become effective on or about May 12, 2020 (the “Effective Date”).

On the Effective Date, the fund’s name will change to Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, and the fund’s ticker symbol will change from EMIH to ESEB. At that time, the fund will change its current investment objective of seeking investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD Emerging Markets Bond – Interest Rate Hedged Index to a new objective. The fund’s new investment objective will be to seek investment results that correspond generally to the performance, before the fund’s fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the “Underlying Index”). The fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval. So long as and to the extent it is required by applicable law, the fund will not change its new investment objective unless it provides shareholders with at least 60 days’ prior written notice of such change.

Additionally, the fund’s Board approved changes to the fund’s investment policies, which will also take effect on the Effective Date, such that (i) as noted above, the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in emerging markets sovereign bonds; and (ii) the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.

Lastly, the Board has approved a reduction in the fund’s unitary advisory fee. As of the Effective Date, the fund’s current unitary advisory fee of 0.45% will be reduced to 0.35%.

The fund’s current portfolio management team will continue to manage the fund’s assets after the Effective Date.

Please Retain This Supplement for Future Reference.

 February 27, 2020